CMFG LIFE INSURANCE COMPANY
CMFG VARIABLE ANNUITY ACCOUNT
CMFG VARIABLE LIFE INSURANCE ACCOUNT

SUPPLEMENT DATED NOVEMBER 6, 2015 TO

MEMBERS® VARIABLE ANNUITY
MEMBERS® VARIABLE ANNUITY II
MEMBERS® VARIABLE ANNUITY III
MEMBERS® CHOICE VARIABLE ANNUITY
MEMBERS® VARIABLE UNIVERSAL LIFE I
MEMBERS® VARIABLE UNIVERSAL LIFE II
ULTRAVERS-ALL LIFE

PROSPECTUS DATED MAY 1, 2015

This supplement updates the prospectuses for the variable annuity and life contracts listed above and contains information that you should read and maintain for future reference. Please keep this supplement with your records.

The Board of Trustees of the Ultra Series Fund has notified us that it has approved a Plan of Liquidation and Dissolution of the Ultra Series Small Cap Fund and the Ultra Series Money Market Fund (the “Funds”) pursuant to which the Funds will liquidate on or about February 12, 2016 (the “liquidation date”). The Board of Trustees of the Ultra Series Fund has determined that the Liquidation and Dissolution of the Funds is in the best interest of the Funds and their shareholders. As of the liquidation date, the Funds will no longer be available as an investment option under your Contract. All Contract Value remaining in the Subaccounts investing in the Funds (the “Ultra Series Subaccounts”) on the liquidation date will be transferred automatically to a new Subaccount investing in the Vanguard Variable Insurance Fund Money Market Portfolio (the “Vanguard Money Market Subaccount”), which is being added on the liquidation date. After the liquidation date, any automatic transaction that involved the Ultra Series Subaccounts, such as dollar cost averaging and automatic rebalancing, instead will involve the Vanguard Money Market Subaccount. For example, if you elected to dollar cost average by way of transferring Contract Value from a DCA Fixed Period to the Ultra Series Subaccounts, as of the liquidation date, your Contract Value will be transferred from that DCA Fixed Period to the Vanguard Money Market Subaccount. Further, after the liquidation date, the Funds will be replaced in any model asset allocation by the Vanguard Variable Insurance Fund Money Market Portfolio.

From the date of this supplement until the liquidation date, you may transfer from the Ultra Series Subaccounts to any other Subaccount (as permitted by your Contract) without that transfer counting as a transfer that is subject to the transfer processing fee. If you have Contract Value invested in one of the Ultra Series Subaccounts on the liquidation date and it is automatically transferred into the Vanguard Money Market Subaccount, you may transfer from the Vanguard Money Market Subaccount to any other

Subaccount (as permitted by your Contract) for 60 days after the liquidation date without that transfer counting as a transfer that is subject to the transfer processing fee. Also, you may want to change any automatic transactions that you elected. You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Vanguard Money Market Subaccount may become extremely low and possibly negative. There is no assurance that the Vanguard Variable Insurance Fund Money Market Portfolio will be able to maintain a stable net asset value per share.

To obtain a copy of the prospectus for the Vanguard Variable Insurance Fund Money Market Portfolio or for any other fund in which the Variable Account invests, or if you have any questions regarding the Funds liquidations, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.